UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

September 9, 2009 Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc. (Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction of incorporation or organization) Identification No.)	(Commission file number)	(IRS Employer

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309 (Address of Principal Executive Offices)
Registrant’s telephone number, including area code:	(954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2009, the Board of Directors of Universal Insurance Holdings, Inc. ("Universal") approved a two-year extension to the employment agreement of James M. Lynch, Universal’s Chief Financial Officer. The amendment to Mr. Lynch’s employment agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference herein, extends the term of Mr. Lynch’s employment through December 31, 2011 on substantially the same terms as his earlier agreement.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits:

10.1     Addendum No. 2 to Lynch Employment Agreement, dated September 9, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 10, 2009	Universal Insurance Holdings, Inc.

/s/ Bradley I. Meier
Bradley I. Meier
President and Chief Executive Officer